K R. MARGETSON LTD.	Chartered Accountant

keith@krmargetson.com	Cell:604.220.7704
Sechelt office	North Vancouver office
Po Box 45, 5588 Inlet Avenue	331 East 5th Street
Sechelt BC V0N 3A0	North Vancouver, BC V7L 1M1
Tel:604.885-2810	Tel:604.929.0819
Fax:604.885.2834	Fax:604.929.0851

January 11, 2008

United States Securities and Exchange Commission
Washington, DC 20549
USA

Dear Sirs:

Re:   American United Gold Corporation

Effective today, January 11, 2008, we have resigned as auditors of American United Gold Corporation. We have read Form 8-K, also dated today, wherein our resignation is reported to you. We agree with the statements contained therein regarding our association with American United Gold Corporation.

Yours truly
K.R. MARGETSON LTD.

Per:KEITH MARGETSON
Keith Margetson, CA, CPA (Illinois)